U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 17, 2003


                           RUBICON MEDICAL CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   3351414                   87-0361403
------------------------------      --------------           -------------------
 (State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

    2064 West Alexander Street
        Salt Lake City, UT                                   84119
----------------------------------                        -----------
 (Address of Principal Executive                           (Zip Code)
             Offices)

                                 (801) 886-9000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following document is included as an exhibit to this report:

         Exhibit
         No.            Title of Document                           Location
         -------        -----------------                           --------
         99.1           Press Release issued July 17, 2003          This Filing

Item 9.  Regulation FD Disclosure.

On July 17, 2003, Rubicon Medical Corporation issued a press release. A copy of the press release is attached to this report as Exhibit 99.1.

The information included in this report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Rubicon Medical Corporation


Dated: July 17, 2003                                By /s/ Richard J. Linder
                                                      --------------------------
                                                      Richard J. Linder
                                                      President and CEO